UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET FUNDS, INC.

WESTERN ASSET HIGH YIELD FUND

FORM N-Q

MARCH 31, 2014

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 91.4%
CONSUMER DISCRETIONARY - 18.4%
Auto Components - 0.7%
American Axle & Manufacturing Inc., Senior Notes	7.750%	11/15/19	700,000	$808,500
American Axle & Manufacturing Inc., Senior Notes	6.250%	3/15/21	890,000	947,850
Cooper-Standard Holding Inc., Senior Notes	7.375%	4/1/18	740,000	757,582	(a)(b)
Dana Holding Corp., Senior Notes	5.375%	9/15/21	1,040,000	1,081,600
Dana Holding Corp., Senior Notes	6.000%	9/15/23	700,000	728,875

Total Auto Components				4,324,407

Automobiles - 0.2%
Chrysler Group LLC/Co-Issuer Inc., Secured Notes	8.250%	6/15/21	1,000,000	1,131,250	(a)

Distributors - 0.1%
LKQ Corp., Senior Notes	4.750%	5/15/23	830,000	786,425	(a)

Diversified Consumer Services - 0.7%
Service Corp. International, Senior Notes	7.500%	4/1/27	997,000	1,056,820
Sotheby’s, Senior Notes	5.250%	10/1/22	1,340,000	1,309,850	(a)
Stewart Enterprises Inc., Senior Notes	6.500%	4/15/19	750,000	788,250
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	1,040,000	1,068,600	(a)

Total Diversified Consumer Services				4,223,520

Hotels, Restaurants & Leisure - 5.2%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,436,637	1,421,287	(a)(b)(c)(d)
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step Bond	0.000%	4/15/19	370,000	338,550	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,400,000	1,347,500
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	1,380,000	1,238,550
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	1,350,000	1,211,625
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	1,340,000	1,542,675
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	780,000	807,300	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,290,000	1,383,525	(a)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., Senior Secured Notes	10.250%	6/15/15	1,455,000	5,456	(a)(e)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	890,000	918,925	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	2,530,000	2,643,850	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	2,618,000	2,768,535	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	420,000	449,400	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	3,751,000	4,130,789	(a)
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	3,180,000	3,180,000	(a)
MGM Resorts International, Senior Notes	6.625%	12/15/21	240,000	264,000
MGM Resorts International, Senior Notes	7.750%	3/15/22	380,000	440,800
Mohegan Tribal Gaming Authority, Senior Notes	9.750%	9/1/21	690,000	769,350
NCL Corp. Ltd., Senior Notes	5.000%	2/15/18	480,000	498,000
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	1,700,000	1,789,250	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,990,000	2,189,000

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Hotels, Restaurants & Leisure - 5.2% (continued)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Senior Notes	5.375%	3/15/22	1,190,000	$1,242,062

Total Hotels, Restaurants & Leisure				30,580,429

Household Durables - 1.8%
APX Group Inc., Senior Secured Notes	6.375%	12/1/19	540,000	550,800
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	2,090,000	2,202,338	(a)(b)
Shea Homes LP/Shea Homes Funding Corp., Senior Secured Notes	8.625%	5/15/19	2,060,000	2,271,150
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	1,180,000	1,256,700
William Lyon Homes Inc., Senior Notes	5.750%	4/15/19	1,160,000	1,171,600	(a)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	1,160,000	1,290,500
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	1,900,000	1,933,250	(a)

Total Household Durables				10,676,338

Media - 6.0%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	490,000	534,713
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., Senior Notes	5.250%	2/15/22	710,000	727,750	(a)
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., Senoir Notes	5.625%	2/15/24	710,000	727,750	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	1,800,000	1,923,750
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.250%	9/30/22	1,020,000	1,007,250
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	1,030,000	1,100,812
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	360,000	386,100
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	1,430,000	1,598,025
DISH DBS Corp., Senior Notes	7.875%	9/1/19	2,170,000	2,566,025
DISH DBS Corp., Senior Notes	6.750%	6/1/21	410,000	459,200
DISH DBS Corp., Senior Notes	5.875%	7/15/22	1,420,000	1,515,850
DISH DBS Corp., Senior Notes	5.000%	3/15/23	720,000	725,400
Gannett Co. Inc., Senior Notes	6.375%	10/15/23	1,490,000	1,581,262	(a)
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	1,070,000	1,139,550	(a)
MDC Partners Inc., Senior Notes	6.750%	4/1/20	1,710,000	1,799,775	(a)
MediaNews Group Inc.	12.000%	12/31/18	900,000	900,000	(c)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	930,000	1,012,538	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	1,585,000	1,743,500	(a)(b)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	2,490,000	2,776,350	(a)
Regal Entertainment Group, Senior Notes	5.750%	3/15/22	970,000	999,100
Sinclair Television Group Inc., Senior Notes	5.375%	4/1/21	1,000,000	992,500
Time Warner Entertainment Co., LP, Senior Notes	8.375%	3/15/23	180,000	235,351
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	3,470,000	3,730,250	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	690,000	762,450	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	271,000	299,794	(a)
Virgin Media Finance PLC, Senior Notes	4.875%	2/15/22	620,000	558,000
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	930,000	985,800	(a)
Virgin Media Secured Finance PLC, Senior Secured Bonds	5.500%	1/15/25	1,250,000	1,265,625	(a)
WMG Acquisition Corp., Senior Notes	6.750%	4/15/22	1,770,000	1,781,062	(a)

Total Media				35,835,532

Multiline Retail - 0.8%
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	1,500,000	1,505,625
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	2,680,000	2,961,400	(a)(b)

Total Multiline Retail				4,467,025

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Specialty Retail - 2.5%
American Greetings Corp., Senior Notes	7.375%	12/1/21	579,000	$607,950
CST Brands Inc., Senior Notes	5.000%	5/1/23	950,000	933,375
Dufry Finance SCA, Senior Notes	5.500%	10/15/20	2,000,000	2,083,520	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,100,000	1,072,500	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	2,960,000	2,937,800	(a)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	700,000	695,625	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	1,450,000	1,227,063
Michaels Stores Inc., Senior Subordinated Notes	5.875%	12/15/20	1,220,000	1,233,725	(a)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	2,540,000	2,590,800	(a)(b)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	1,180,000	1,250,800	(a)

Total Specialty Retail				14,633,158

Textiles, Apparel & Luxury Goods - 0.4%
Chinos Intermediate Holdings A Inc., Senior Notes	7.750%	5/1/19	650,000	671,125	(a)(b)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	840,000	853,650	(a)
William Carter Co., Senior Notes	5.250%	8/15/21	900,000	925,875	(a)

Total Textiles, Apparel & Luxury Goods				2,450,650

TOTAL CONSUMER DISCRETIONARY				109,108,734

CONSUMER STAPLES - 4.3%
Beverages - 1.1%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	820,000	885,600	(a)
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	1,440,000	1,407,600
Crestview DS Merger Subordinated II Inc., Senior Secured Notes	10.000%	9/1/21	1,330,000	1,476,300	(a)
Darling Escrow Corp., Senior Notes	5.375%	1/15/22	970,000	996,675	(a)
Hawk Acquisition Subordinated Inc., Senior Secured Notes	4.250%	10/15/20	1,810,000	1,780,587	(a)

Total Beverages				6,546,762

Food & Staples - 0.4%
FAGE Dairy Industry SA/FAGE USA Dairy Industry Inc., Senior Notes	9.875%	2/1/20	2,500,000	2,656,250	(a)

Food & Staples Retailing - 0.3%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	1,720,000	1,788,800	(a)

Food Products - 1.9%
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	2,090,000	2,332,963
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	1,360,000	1,366,800	(a)
Land O’Lakes Capital Trust I, Junior Subordinated Bonds	7.450%	3/15/28	1,180,000	1,150,500	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	2,935,000	3,180,806	(a)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	2,400,000	2,490,000	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	544,000	563,040	(a)

Total Food Products				11,084,109

Household Products - 0.2%
Spectrum Brands Inc., Senior Notes	6.375%	11/15/20	400,000	433,000
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	610,000	664,900

Total Household Products				1,097,900

Personal Products - 0.1%
First Quality Finance Co. Inc., Senior Notes	4.625%	5/15/21	860,000	836,350	(a)

Tobacco - 0.3%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,450,000	1,482,625

TOTAL CONSUMER STAPLES				25,492,796

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
ENERGY - 17.7%
Energy Equipment & Services - 2.8%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	1,920,000	$2,064,000
CGG, Senior Notes	6.500%	6/1/21	1,670,000	1,695,050
Exterran Partners LP/EXLP Finance Corp., Senior Notes	6.000%	10/1/22	1,390,000	1,367,357	(a)
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	1,300,000	1,345,500
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	220,000	247,500	(a)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	1,100,000	1,193,500	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	2,080,000	2,100,800	(a)
Hercules Offshore Inc., Senior Notes	6.750%	4/1/22	1,020,000	989,400	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	840,000	883,050
Pacific Drilling SA, Senior Secured Notes	5.375%	6/1/20	980,000	972,650	(a)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	1,340,000	1,380,200	(a)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	890,000	954,525	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	1,220,000	1,360,300

Total Energy Equipment & Services				16,553,832

Oil, Gas & Consumable Fuels - 14.9%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	5.875%	4/15/21	2,180,000	2,321,700
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	1,880,000	1,894,100
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	3/15/24	80,000	79,800
Antero Resources Finance Corp., Senior Notes	5.375%	11/1/21	850,000	862,750	(a)
Arch Coal Inc., Senior Notes	7.000%	6/15/19	1,830,000	1,413,675
Arch Coal Inc., Senior Notes	9.875%	6/15/19	1,620,000	1,409,400
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	4.750%	11/15/21	2,030,000	1,928,500
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	5.875%	8/1/23	1,200,000	1,185,000
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	650,000	685,750
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	990,000	1,024,650
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	660,000	749,925
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	1,090,000	1,250,775
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	710,000	715,325	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	1,080,000	1,144,800
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	390,000	429,000
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	2,620,000	2,855,800
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., Senior Notes	6.375%	3/15/24	780,000	799,500
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	990,000	1,128,600
Concho Resources Inc., Senior Notes	5.500%	4/1/23	500,000	520,000
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	430,000	467,087
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	2,465,030	2,421,935	(a)(b)
Crestwood Midstream Partners LP, Senior Notes	6.125%	3/1/22	1,240,000	1,295,800	(a)
CVR Refining LLC/Coffeyville Finance Inc., Secured Notes	6.500%	11/1/22	1,330,000	1,399,825
Ecopetrol SA, Senior Notes	5.875%	9/18/23	537,000	586,672
El Paso LLC, Senior Secured Notes	6.500%	9/15/20	430,000	471,835
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	25,000	28,313	(f)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	2,210,000	2,414,425	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	960,000	1,032,000	(a)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	2,970,000	3,081,375
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	960,000	1,044,000	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - 14.9% (continued)
Holly Energy Partners LP/Holly Energy Finance Corp., Senior Notes	6.500%	3/1/20	2,250,000	$2,390,625
Kinder Morgan Inc., Senior Secured Notes	5.000%	2/15/21	1,540,000	1,542,178	(a)
Kinder Morgan Inc., Senior Secured Notes	5.625%	11/15/23	170,000	168,132	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	815,000	903,631
Kodiak Oil & Gas Corp., Senior Notes	5.500%	2/1/22	270,000	276,413
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	2,220,000	2,458,650
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	247,000	266,760
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	5.500%	2/15/23	460,000	472,650
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	4.500%	7/15/23	2,020,000	1,944,250
MEG Energy Corp., Senior Notes	6.375%	1/30/23	1,250,000	1,293,750	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	1,490,000	1,575,675	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,910,000	1,489,800	(e)
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	1,110,000	1,146,075	(a)
Natural Resource Partners LP, Senior Notes	9.125%	10/1/18	1,310,000	1,368,950	(a)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	1,340,000	1,447,200	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	1,140,000	1,202,700	(a)
Peabody Energy Corp., Senior Notes	7.375%	11/1/16	1,193,000	1,336,160
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,430,000	1,465,750
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	1,840,000	1,683,639
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	450,000	463,617
Pioneer Energy Services Corp., Senior Notes	6.125%	3/15/22	330,000	335,775	(a)
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	700,000	743,750	(a)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	2,800,000	2,835,000	(a)
PVR Partners LP/Penn Virginia Resource Finance Corp. II, Senior Notes	6.500%	5/15/21	500,000	533,750
QEP Resources Inc., Senior Notes	6.875%	3/1/21	350,000	385,000
QEP Resources Inc., Senior Notes	5.375%	10/1/22	750,000	753,750
QEP Resources Inc., Senior Notes	5.250%	5/1/23	1,700,000	1,691,500
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	1,380,000	1,480,050	(a)
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	290,000	311,025
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	1,500,000	1,556,250
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	4.500%	11/1/23	2,090,000	1,943,700
Samson Investment Co., Senior Notes	10.750%	2/15/20	2,850,000	3,106,500	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	3,000,000	3,202,500	(a)
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	880,000	952,600	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	550,000	541,750	(a)
Summit Midstream Holdings LLC/Summit Mindstream Finance Corp., Senior Notes	7.500%	7/1/21	580,000	620,600	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	1,849,000	1,964,562
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	140,000	129,850	(a)
Ultra Petroleum Corp., Senior Notes	5.750%	12/15/18	1,630,000	1,711,500	(a)

Westmoreland Escrow Corp., Senior Secured Notes	10.750%	2/1/18	890,000	972,325	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	2,170,000	1,540,700	(a)

Total Oil, Gas & Consumable Fuels				88,851,359

TOTAL ENERGY				105,405,191

FINANCIALS - 6.6%
Banks - 3.2%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	1,350,000	1,269,000	(f)(g)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,740,000	2,332,174	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	650,000	716,625
CIT Group Inc., Senior Notes	5.500%	2/15/19	110,000	118,525	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Banks - 3.2% (continued)
CIT Group Inc., Senior Notes	5.000%	8/15/22	2,820,000		$2,925,750
CIT Group Inc., Senior Notes	5.000%	8/1/23	1,610,000		1,646,225
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	540,000		716,850	(a)(f)(g)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	770,000		873,950	(a)(f)(g)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	680,000		637,500	(f)(g)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	1,470,000		1,436,925	(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	2,330,000		2,504,750	(f)(g)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	550,000		563,174
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	450,000		504,156
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	2,640,000	AUD	2,914,701	(a)(f)

Total Banks					19,160,305

Consumer Finance - 0.9%
First Cash Financial Services Inc., Senior Notes	6.750%	4/1/21	620,000		635,500	(a)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	1,260,000		1,483,650
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,180,000		1,358,475
SLM Corp., Senior Notes	6.125%	3/25/24	630,000		629,212
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	570,000		595,650	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	480,000		525,600	(a)

Total Consumer Finance					5,228,087

Diversified Financial Services - 1.3%
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes	8.875%	2/1/18	500,000		520,000
ILFC E-Capital Trust I, Junior Subordinated Notes	5.210%	12/21/65	1,000,000		945,000	(a)(f)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	530,000		630,700
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,090,000		2,527,834
International Lease Finance Corp., Senior Notes	4.625%	4/15/21	520,000		520,000
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	6.500%	8/1/18	990,000		994,950
Voya Financial Inc., Junior Subordinated Notes	5.650%	5/15/53	520,000		516,880	(f)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	840,000		905,100	(a)(f)

Total Diversified Financial Services					7,560,464

Insurance - 0.4%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	1,630,000		1,735,950	(a)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	830,000		921,300	(a)

Total Insurance					2,657,250

Real Estate Investment Trusts (REITs) - 0.4%
Geo Group Inc., Senior Notes	5.125%	4/1/23	2,170,000		2,126,600

Real Estate Management & Development - 0.4%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	2,110,000		2,278,800	(a)

TOTAL FINANCIALS					39,011,506

HEALTH CARE - 7.0%
Biotechnology - 0.1%
Grifols Worldwide Operations Ltd., Senior Notes	5.250%	4/1/22	900,000		920,250	(a)

Health Care Equipment & Supplies - 1.3%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	1,970,000		2,068,500
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	2,720,000		2,801,600	(a)(b)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	2,850,000		2,835,750

Total Health Care Equipment & Supplies					7,705,850

Health Care Providers & Services - 5.1%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	774,000		932,670
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	1,260,000		1,315,125	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Health Care Providers & Services - 5.1% (continued)
Catalent Pharma Solutions Inc., Senior Subordinated Notes	9.750%	4/15/17	3,820,000	EUR	$5,378,399
Catamaran Corp., Senior Bonds	4.750%	3/15/21	1,360,000		1,378,700
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	810,000		882,900
DJO Finance LLC/DJO Finance Corp., Senior Secured Notes	8.750%	3/15/18	830,000		902,625
DJO Finance LLC/DJO Finance Corp., Senior Subordinated Notes	9.750%	10/15/17	450,000		477,000
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	1,680,000		1,848,000
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	1,420,000		1,508,750	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	5.750%	2/15/21	510,000		542,513	(a)
HCA Inc., Notes	7.690%	6/15/25	1,675,000		1,788,062
HCA Inc., Senior Secured Notes	5.875%	3/15/22	1,900,000		2,047,250
HCA Inc., Senior Secured Notes	5.000%	3/15/24	2,680,000		2,685,025
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	2,670,000		2,850,225
MPH Acquisition Holdings LLC, Senior Notes	6.625%	4/1/22	370,000		379,713	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	440,000		491,700
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	2,190,000		2,343,300	(a)
WellCare Health Plans Inc., Senior Notes	5.750%	11/15/20	2,210,000		2,320,500

Total Health Care Providers & Services					30,072,457

Pharmaceuticals - 0.5%
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	1,530,000		1,579,725	(a)
Salix Pharmaceuticals Ltd., Senior Notes	6.000%	1/15/21	840,000		896,700	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.625%	12/1/21	680,000		714,000	(a)

Total Pharmaceuticals					3,190,425

TOTAL HEALTH CARE					41,888,982

INDUSTRIALS - 14.4%
Aerospace & Defense - 1.6%
Alliant Techsystems Inc., Senior Notes	5.250%	10/1/21	1,290,000		1,325,475	(a)
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	2,500,000		2,525,000	(a)
Ducommun Inc., Senior Notes	9.750%	7/15/18	1,980,000		2,217,600
Erickson Inc., Senior Secured Notes	8.250%	5/1/20	2,399,000		2,518,950	(a)
GenCorp Inc., Secured Notes	7.125%	3/15/21	580,000		628,575

Total Aerospace & Defense					9,215,600

Airlines - 2.7%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	600,000		614,988	(a)
Air Canada, Senior Secured Notes	8.750%	4/1/20	1,430,000		1,549,763	(a)
America West Airlines, Pass-Through Certificates, Secured Notes	7.100%	4/2/21	73,295		80,625
American Airlines, Pass-Through Trust, Secured Notes	6.125%	7/15/18	2,220,000		2,336,550	(a)
American Airlines, Pass-Through Trust, Secured Notes	5.625%	1/15/21	320,334		327,542	(a)
American Airlines, Pass-Through Trust, Senior Secured Notes	5.600%	7/15/20	1,471,410		1,533,945	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	185,086		186,937
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	715,665		840,906
Delta Air Lines Inc., Pass-Through Trust, Secured Notes	6.875%	5/7/19	446,477		488,892	(a)
Delta Air Lines Inc., Secured Notes	6.375%	1/2/16	230,000		247,825	(a)
Hawaiian Airlines, Pass-Through Certificates, Senior Secured Bonds	4.950%	1/15/22	1,430,000		1,372,800
United Airlines Inc., Pass Through Trust, Secured Notes	4.750%	4/11/22	1,390,000		1,396,950
United Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	184,685		196,689

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Airlines - 2.7% (continued)
United Airlines Inc., Pass-Through Certificates	8.388%	11/1/20	463,128	$482,580
United Airlines Inc., Pass-Through Certificates, Secured Bond	5.375%	8/15/21	300,000	309,750
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	902,240	1,010,509
United Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	221,112	221,941
US Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	1,922,465	2,076,262
US Airways, Pass-Through Trust, Senior Secured Bonds	5.375%	11/15/21	610,000	617,625

Total Airlines				15,893,079

Building Products - 0.7%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	1,420,000	1,420,000	(a)
Griffon Corp., Senior Notes	5.250%	3/1/22	2,700,000	2,673,000	(a)
Reliance Intermediate Holdings LP, Senior Secured Notes	9.500%	12/15/19	240,000	261,600	(a)

Total Building Products				4,354,600

Commercial Services & Supplies - 1.7%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	430,000	459,025	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	450,000	517,500	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	2,760,000	2,953,200
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,032,000	1,137,780	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	352,000	388,080	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	940,000	949,400	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.625%	3/1/24	320,000	316,000	(a)
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	680,000	685,100
United Rentals North America Inc., Senior Secured Notes	5.750%	7/15/18	2,250,000	2,407,500

Total Commercial Services & Supplies				9,813,585

Construction & Engineering - 0.8%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	1,650,000	1,501,500	(a)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	1,930,000	2,060,275	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	1,170,000	1,216,800	(a)

Total Construction & Engineering				4,778,575

Electrical Equipment - 0.5%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	1,020,000	1,111,800	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	1,060,000	1,134,200	(a)
Wesco Distribution Inc., Senior Notes	5.375%	12/15/21	980,000	1,002,050	(a)

Total Electrical Equipment				3,248,050

Machinery - 1.5%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	890,000	958,975	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	3,720,000	3,971,100	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,050,000	1,212,750
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	550,000	602,250	(a)
Terex Corp., Senior Notes	6.500%	4/1/20	680,000	739,500
Vander Intermediate Holding II Corp., Senior Notes	9.750%	2/1/19	610,000	643,550	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Machinery - 1.5% (continued)
Waterjet Holdings Inc., Senior Secured Notes	7.625%	2/1/20	530,000	$561,800	(a)

Total Machinery				8,689,925

Marine - 1.1%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	710,043	656,790	(b)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,678,000	1,678,000
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,650,000	1,720,125	(a)
Stena AB, Senior Notes	7.000%	2/1/24	800,000	814,000	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	1,290,000	1,410,937

Total Marine				6,279,852

Road & Rail - 0.8%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	1,130,000	1,245,825	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	2,570,000	2,801,300	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	910,000	937,300	(a)

Total Road & Rail				4,984,425

Trading Companies & Distributors - 1.0%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	2,250,000	2,446,875	(a)
Emeco Pty Ltd., Senior Secured Notes	9.875%	3/15/19	790,000	811,725	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,580,000	1,738,000
Rexel SA, Senior Notes	5.250%	6/15/20	1,180,000	1,206,550	(a)

Total Trading Companies & Distributors				6,203,150

Transportation - 1.7%
CMA CGM, Senior Notes	8.500%	4/15/17	2,130,000	2,130,000	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,700,000	1,814,750	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,400,000	1,414,000	(a)(b)
Syncreon Group BV/Syncreon Global Finance US Inc., Senior Notes	8.625%	11/1/21	3,700,000	3,857,250	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	970,000	984,550	(a)

Total Transportation				10,200,550

Transportation Infrastructure - 0.3%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	830,000	881,875	(a)
Global Ship Lease Inc., Senior Secured Notes	10.000%	4/1/19	820,000	846,650	(a)

Total Transportation Infrastructure				1,728,525

TOTAL INDUSTRIALS				85,389,916

INFORMATION TECHNOLOGY - 2.6%
Electronic Equipment, Instruments & Components - 0.0%
KEMET Corp., Senior Secured Notes	10.500%	5/1/18	230,000	240,925

Internet Software & Services - 0.6%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	600,000	630,000	(a)(b)
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	790,000	928,250
Bankrate Inc., Senior Notes	6.125%	8/15/18	540,000	572,400	(a)
VeriSign Inc., Senior Notes	4.625%	5/1/23	1,400,000	1,344,000

Total Internet Software & Services				3,474,650

IT Services - 1.1%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	1,460,000	1,470,950	(a)
First Data Corp., Secured Notes	8.750%	1/15/22	2,060,000	2,250,550	(a)(b)
First Data Corp., Senior Notes	12.625%	1/15/21	2,290,000	2,725,100
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	270,000	283,500

Total IT Services				6,730,100

Software - 0.9%
ACI Worldwide Inc., Senior Notes	6.375%	8/15/20	930,000	979,988	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Software - 0.9% (continued)
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	960,000		$1,027,200	(a)
Activision Blizzard Inc., Senior Notes	6.125%	9/15/23	600,000		653,250	(a)
Audatex North America Inc., Senior Notes	6.000%	6/15/21	790,000		843,325	(a)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,660,000		1,660,000	(a)

Total Software					5,163,763

TOTAL INFORMATION TECHNOLOGY					15,609,438

MATERIALS - 8.9%
Chemicals - 1.3%
Axiall Corp., Senior Notes	4.875%	5/15/23	390,000		382,688	(a)
Eagle Spinco Inc., Senior Notes	4.625%	2/15/21	1,210,000		1,196,388	(a)
Hexion US Finance Corp., Senior Secured Notes	6.625%	4/15/20	1,890,000		1,956,150
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	830,000		848,675	(a)(b)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	724,000	EUR	1,062,250	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	440,000	EUR	693,332	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	330,000	EUR	519,999	(a)
Styrolution Group GmbH, Senior Secured Notes	7.625%	5/15/16	608,000	EUR	867,271	(a)

Total Chemicals					7,526,753

Construction Materials - 0.2%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.625%	4/15/21	1,520,000		1,573,200	(a)

Containers & Packaging - 1.6%
ARD Finance SA, Senior Secured Notes	11.125%	6/1/18	642,287		704,107	(a)(b)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	640,000	EUR	936,802	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	910,000		1,010,100	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	202,941		213,595	(a)
Ball Corp., Senior Notes	4.000%	11/15/23	880,000		822,800
Exopack Holdings SA, Senior Notes	7.875%	11/1/19	1,700,000		1,802,000	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	1,150,000		1,178,750
Pactiv LLC, Senior Notes	7.950%	12/15/25	640,000		657,600
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	2,060,000		2,157,850

Total Containers & Packaging					9,483,604

Metals & Mining - 4.4%
ArcelorMittal, Senior Notes	6.750%	2/25/22	410,000		449,975
AuRico Gold Inc., Secured Notes	7.750%	4/1/20	1,090,000		1,081,825	(a)
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	1,330,000		1,223,600	(a)
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	310,000		294,077
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	1,840,000		1,849,200
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	2/1/18	1,580,000		1,664,925	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	1,950,000		2,101,125	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,385,000		761,750	(a)(d)(e)
Mirabela Nickel Ltd., Notes	3.500%	6/30/14	352,889		352,889	(a)(b)(c)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	1,180,000		283,200	(a)(e)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	680,000		673,200
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	1,720,000		1,771,600	(a)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	480,000		537,600
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	2,550,000		2,750,812
Schaeffler Finance BV, Senior Secured Notes	7.750%	2/15/17	820,000		930,700	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Metals & Mining - 4.4% (continued)
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	500,000		$531,875	(a)(b)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	1,320,000	EUR	1,933,063	(a)(b)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	1,650,000		1,353,000	(a)
Steel Dynamics Inc., Senior Notes	6.375%	8/15/22	980,000		1,065,750
Steel Dynamics Inc., Senior Notes	5.250%	4/15/23	420,000		427,350
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	1,802,000		1,937,150
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	620,000		686,650
Walter Energy Inc., Senior Secured Notes	9.500%	10/15/19	1,670,000		1,699,225	(a)

Total Metals & Mining					26,360,541

Paper & Forest Products - 1.4%
Appvion Inc., Secured Notes	9.000%	6/1/20	3,400,000		3,468,000	(a)
Clearwater Paper Corp., Senior Notes	4.500%	2/1/23	710,000		683,375
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	2,390,000		2,330,250	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,560,000		1,680,900

Total Paper & Forest Products					8,162,525

TOTAL MATERIALS					53,106,623

TELECOMMUNICATION SERVICES - 7.3%
Diversified Telecommunication Services - 4.6%
CenturyLink Inc., Senior Notes	6.450%	6/15/21	900,000		967,500
CenturyLink Inc., Senior Notes	5.800%	3/15/22	280,000		286,300
CenturyLink Inc., Senior Notes	6.750%	12/1/23	350,000		371,437
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	385,000		362,863
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,620,000		1,757,700	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,940,000		2,129,150
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	3,120,000		3,057,600	(a)
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	1,775,000		1,923,656
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	2,095,000		2,349,019
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	1,040,000		1,060,800
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	2,290,000		2,444,575
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	1,310,000		1,444,275	(a)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	1,000,000		1,094,319
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	5,427,989		5,685,818	(a)
Windstream Corp., Senior Notes	7.750%	10/1/21	890,000		956,750
Windstream Corp., Senior Notes	7.500%	4/1/23	1,358,000		1,425,900

Total Diversified Telecommunication Services					27,317,662

Wireless Telecommunication Services - 2.7%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	550,000		584,375
SoftBank Corp., Senior Notes	4.500%	4/15/20	1,150,000		1,144,250	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	910,000		882,700
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	6,351,000		6,986,100
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	840,000		1,026,900	(a)
Sprint Corp., Senior Notes	7.875%	9/15/23	5,070,000		5,577,000	(a)

Total Wireless Telecommunication Services					16,201,325

TOTAL TELECOMMUNICATION SERVICES					43,518,987

UTILITIES - 4.2%
Electric Utilities - 1.6%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	2,020,000		2,191,700
Curtis Palmer LLC, Senior Notes	5.900%	7/15/14	990,000		997,721	(a)
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	1,889,675		1,899,124
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	2,540,000		2,540,000

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Electric Utilities - 1.6% (continued)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	1,688,723	$1,916,701	(e)

Total Electric Utilities				9,545,246

Gas Utilities - 0.4%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,100,000	1,177,000
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	8/1/21	1,170,000	1,289,925

Total Gas Utilities				2,466,925

Independent Power and Renewable Electricity Producers - 2.2%
AES Corp., Senior Notes	7.375%	7/1/21	610,000	695,400
AES Corp., Senior Notes	4.875%	5/15/23	1,370,000	1,308,350
AES Corp., Senior Notes	5.500%	3/15/24	1,050,000	1,042,125
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	380,000	400,900
Calpine Corp., Senior Secured Notes	5.875%	1/15/24	550,000	558,250	(a)
Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, Secured Bonds	7.670%	8/11/16	865,000	0	(c)(d)(h)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	40,000	40,950	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,773,000	1,866,082
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	2,394,000	2,597,490	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	1,500,000	1,571,250	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	180,411	193,040
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	2,494,194	2,768,555

Total Independent Power and Renewable Electricity Producers				13,042,392

TOTAL UTILITIES				25,054,563

TOTAL CORPORATE BONDS & NOTES (Cost - $528,336,629)				543,586,736

MUNICIPAL BONDS - 0.1%
State General Obligation - 0.1%
Puerto Rico Commonwealth, GO (Cost - $744,039)	8.000%	7/1/35	800,000	746,512

SENIOR LOANS - 2.8%
CONSUMER DISCRETIONARY - 1.2%
Hotels, Restaurants & Leisure - 0.4%
Equinox Holdings Inc., Second Lien Term Loan	8.654%	7/31/20	1,210,000	1,222,100	(i)(j)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	1,305,000	1,435,500	(i)(j)

Total Hotels, Restaurants & Leisure				2,657,600

Leisure Products - 0.4%
Eastman Kodak Co., Exit Second Lien Term Loan	10.750%	7/31/20	1,080,000	1,089,000	(i)(j)
Eastman Kodak Co., Exit Term Loan	7.250%	9/3/19	977,613	985,759	(i)(j)

Total Leisure Products				2,074,759

Specialty Retail - 0.4%
Camping World Inc., Term Loan	5.750%	2/20/20	1,828,500	1,834,214	(i)(j)
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	640,000	573,600	(i)(j)

Total Specialty Retail				2,407,814

TOTAL CONSUMER DISCRETIONARY				7,140,173

CONSUMER STAPLES - 0.1%
Food Products - 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	520,000	504,400	(i)(j)

ENERGY - 0.2%
Energy Equipment & Services - 0.2%
FTS International Inc., Term Loan B	8.500%	5/6/16	1,234,895	1,252,307	(i)(j)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
HEALTH CARE - 0.7%
Health Care Equipment & Supplies - 0.1%
Immucor Inc., REFI Term Loan B2	5.000%	8/17/18	497,349		$499,006	(i)(j)

Health Care Providers & Services - 0.6%
CRC Health Corp., Second Lien Term Loan	—	9/28/21	1,140,000		1,140,000	(i)(k)
Physiotherapy Associates Holdings Inc., Exit Term Loan	10.000%	10/10/16	1,210,000		1,191,850	(i)(j)
Radnet Management Inc., Second Lien Term Loan	8.000%	3/5/21	1,480,000		1,472,600	(i)(j)

Total Health Care Providers & Services					3,804,450

TOTAL HEALTH CARE					4,303,456

INDUSTRIALS - 0.4%
Machinery - 0.4%
Intelligrated Inc., Second Lien Term Loan	10.500%	1/30/20	2,090,000		2,137,025	(i)(j)

MATERIALS - 0.2%
Chemicals - 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	960,000		992,000	(i)(j)

TOTAL SENIOR LOANS (Cost - $15,793,842)					16,329,361

SOVEREIGN BONDS - 0.4%
Mexico - 0.4%
United Mexican States, Bonds (Cost - $2,668,786)	6.500%	6/9/22	32,317,000	MXN	2,550,955

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.1%
U.S. Government Obligations - 0.1%
U.S. Treasury Notes (Cost - $277,190)	2.750%	11/15/23	280,000		281,269

			SHARES
COMMON STOCKS - 2.3%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Ford Motor Co.			64,554		1,007,042

Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.			81,754		163,508	*(c)(d)

Media - 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			6		0	(c)(d)(h)

TOTAL CONSUMER DISCRETIONARY					1,170,550

ENERGY - 0.5%
Energy Equipment & Services - 0.5%
KCAD Holdings I Ltd.			424,046,710		2,694,393	*(c)(d)

FINANCIALS - 0.8%
Banks - 0.6%
Citigroup Inc.			81,156		3,863,026

Real Estate Management & Development - 0.2%
Realogy Holdings Corp.			23,960		1,041,062	*

TOTAL FINANCIALS					4,904,088

HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Physiotherapy Associates Holdings Inc.			13,200		528,000	(c)

INDUSTRIALS - 0.7%
Building Products - 0.0%
Nortek Inc.			973		79,990	*

Marine - 0.7%
DeepOcean Group Holding AS			111,195		3,638,178	*(c)(d)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY			SHARES	VALUE
Marine - 0.7% (continued)
Horizon Lines Inc., Class A Shares			818,782	$605,899	*

Total Marine				4,244,077

TOTAL INDUSTRIALS				4,324,067

MATERIALS - 0.0%
Chemicals - 0.0%
LyondellBasell Industries NV, Class A Shares			63	5,603

TOTAL COMMON STOCKS (Cost - $14,775,057)				13,626,701

	RATE
CONVERTIBLE PREFERRED STOCKS - 0.0%
MATERIALS - 0.0%
Metals & Mining - 0.0%
ArcelorMittal (Cost - $262,500)	6.000%		10,500	251,790

PREFERRED STOCKS - 1.1%
FINANCIALS - 1.1%
Banks - 0.2%
Santander Finance Preferred SA Unipersonal	10.500%		990	1,028,672	(f)

Consumer Finance - 0.6%
GMAC Capital Trust I	8.125%		142,642	3,894,126	(f)

Diversified Financial Services - 0.3%
Citigroup Capital XIII	7.875%		61,950	1,718,493	(f)

TOTAL PREFERRED STOCKS (Cost - $6,124,401)				6,641,291

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.1%
Jack Cooper Holdings Corp.		12/15/17	2,297	287,125	*(a)
Jack Cooper Holdings Corp.		5/6/18	1,159	144,875	*(a)

TOTAL WARRANTS (Cost - $63,366)				432,000

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $569,045,810)				584,446,615

	RATE	MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS - 1.0%
Repurchase Agreements - 1.0% Goldman Sachs & Co. repurchase agreement dated 3/31/14; Proceeds at maturity - $6,300,012; (Fully collateralized by U.S. government agency obligations, 1.68% due 11/19/18; Market value - $6,430,794) (Cost - $6,300,000)	0.070%	4/1/14	6,300,000	6,300,000

TOTAL INVESTMENTS - 99.3% (Cost - $575,345,810#)				590,746,615
Other Assets in Excess of Liabilities - 0.7%				4,010,074

TOTAL NET ASSETS - 100.0%				$594,756,689

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(d)	Illiquid security.

(e)	The coupon payment on these securities is currently in default as of March 31, 2014.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Value is less than $1.

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

(i)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	All or a portion of this loan is unfunded as of March 31, 2014. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar
EUR	— Euro
GO	— General Obligation
MXN	— Mexican Peso

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset High Yield Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$541,265,449	$2,321,287	$543,586,736
Municipal bonds	—	746,512	—	746,512
Senior loans	—	16,329,361	—	16,329,361
Sovereign bonds	—	2,550,955	—	2,550,955
U.S. government & agency obligations	—	281,269	—	281,269
Common stocks	$6,602,622	528,000	6,496,079	13,626,701
Convertible preferred stocks	251,790	—	—	251,790
Preferred stocks	6,641,291	—	—	6,641,291
Warrants	—	432,000	—	432,000

Total long-term investments	$13,495,703	$562,133,546	$8,817,366	$584,446,615

Short-term investments†	—	6,300,000	—	6,300,000

Total investments	$13,495,703	$568,433,546	$8,817,366	$590,746,615

Other financial instruments:
Futures contracts	$102,245	—	—	$102,245
OTC credit default swaps on credit indices - sell protection‡	—	$661,861	—	661,861

Total other financial instruments	$102,245	$661,861	—	$764,106

Total	$13,597,948	$569,095,407	$8,817,366	$591,510,721

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$16,975	—	—	$16,975
Forward foreign currency contracts	—	$110,610	—	110,610
Centrally cleared credit default swaps on credit indices - buy protection	—	410,216	—	410,216

Total	$16,975	$520,826	—	$537,801

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Notes to Schedule of Investments (unaudited) (continued)

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	COMMON STOCKS	TOTAL
Balance as of December 31, 2013	$4,903,270	$7,443,417	$12,346,687
Accrued premiums/discounts	8,257	—	8,257
Realized gain (loss)	—	—	—
Change in unrealized appreciation
(depreciation)(1)	(3,553)	(947,338)	(950,891)
Purchases	188,137	—	188,137
Sales	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3(2)	(2,774,824)	—	(2,774,824)

Balance as of March 31, 2014	$2,321,287	$6,496,079	$8,817,366

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2014(1)	$23,852	$(947,338)	$(923,486)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(2)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Notes to Schedule of Investments (unaudited) (continued)

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At March 31, 2014, the Fund had sufficient cash and/or securities to cover these commitments.

(g) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. At March 31, 2014, the total notional value of all credit default swaps to sell protection is $3,430,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended March 31, 2014, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts

Notes to Schedule of Investments (unaudited) (continued)

of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives.

Notes to Schedule of Investments (unaudited) (continued)

Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of March 31, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $110,610. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$26,204,748
Gross unrealized depreciation	(10,803,943)

Net unrealized appreciation	$15,400,805

At March 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Sell:
U.S. Treasury 10-Year Notes	218	6/14	$27,025,245	$26,923,000	$102,245
U.S. Treasury Long-Term Bonds	9	6/14	1,181,994	1,198,969	(16,975)

Net unrealized gain on open futures contracts					$85,270

At March 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Sell:
Euro	Credit Suisse	5,340,243	$7,356,379	5/14/14	$(76,314)
Euro	Royal Bank of Scotland PLC	2,100,000	2,892,826	5/14/14	(34,296)

Net unrealized loss on open forward foreign currency contracts					$(110,610)

At March 31, 2014, the Fund held the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Deutsche Bank AG (Ally Financial Inc. 7.500% due 9/15/20)	$3,430,000	6/20/20	5.000% quarterly	$661,861	$546,674	$115,187

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE PORTFOLIO†	MARKET VALUE[3]	UPFRONT PREMIUMS RECEIVED	UNREALIZED DEPRECIATION
Barclays Capital Inc. (Markit CDX.NA.HY.21 Index)	$7,290,000	12/20/18	5.000% quarterly	$(579,781)	$(432,096)	$(147,685)
BNP Paribas (Markit CDX.NA.HY.21 Index)	13,100,000	12/20/18	5.000% quarterly	(1,041,856)	(779,325)	(262,531)

Total	$20,390,000			$(1,621,637)	$(1,211,421)	$(410,216)

Notes to Schedule of Investments (unaudited) (continued)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(†)	Percentage shown is an annual percentage rate.

At March 31, 2014, the Fund held collateral received from Deutsche Bank AG in the amount of $530,676 on credit default swap contracts valued at $661,861. Net exposure to the counterparty was $131,185. Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2014.

	Futures Contracts		Forward Foreign Currency Contracts		Centrally Cleared Swap Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	Unrealized Depreciation	OTC Swap Contracts, at value	Unrealized Depreciation	Total
Interest Rate Risk	$102,245	$(16,975)	—	—	—	$85,270
Foreign Exchange Risk	—	—	$(110,610)	—	—	(110,610)
Credit Risk	—	—	—	$661,861	$(410,216)	251,645

Total	$102,245	$(16,975)	$(110,610)	$661,861	$(410,216)	$226,305

During the period ended March 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$22,137,691
Forward foreign currency contracts (to buy)†	984,553
Forward foreign currency contracts (to sell)	11,491,307

Average Notional Balance
Credit default swap contracts (to buy protection)	$20,390,000
Credit default swap contracts (to sell protection)	3,430,000

†	At March 31, 2014, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 23, 2014